UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Wilbur Street	11563
Lynbrook, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516.593.7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

Item 8.01.	Other Events

The Company will hold its 2016 annual meeting of stockholders (the “Annual Meeting”) on Thursday, June 2, 2016 at 11:00 a.m. Eastern Daylight Time at the offices of Morgan, Lewis and Bockius LLP at 101 Park Avenue, New York, New York 10178. The record date for the Annual Meeting will be April 22, 2016. All stockholders of record as of April 22, 2016 will be entitled to vote at the Annual Meeting.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2016

Biospecifics Technologies Corp.

By:	/s/ Thomas L. Wegman
Name: Thomas L. Wegman
Title: President